Institutional Class Shares FMARX
Advisor Class Shares FMLAX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Rx Tactical Rotation Fund
(formerly known as the ISM Global Alpha Tactical Fund)

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
September 30, 2013
Supplemented November 5, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.fmxfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES

The Rx Tactical Rotation Fund (formerly known as the ISM Global Alpha Tactical Fund) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%
Redemption Fee (as a % of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	1.92%	1.92%
Acquired Fund Fees and Expenses2	0.27%	0.27%
Total Annual Fund Operating Expenses	3.19%	4.19%
Less Fee Waiver and/or Expense Limitation3	1.67%	1.67%
Net Annual Fund Operating Expenses	1.52%	2.52%

1.  The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.

2.  “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, “Acquired Fund Fees and Expenses” are based on estimated expenses for the current fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which will reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

3.  The Fund’s administrator has entered into a Fund Accounting and Administration Agreement with the Fund that covers the regular operating expenses of the Fund for an inclusive fee of 0.25% (with the exception of management fees, distribution and/or service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses), even if such operating expenses exceed the inclusive fee.  The agreement runs through October 1, 2014 and can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The Fund’s administrator cannot recoup from the Fund any regular operating expenses in excess of the inclusive fee.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Fund’s administrator, also through October 1, 2014 under which it has agreed to (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $39 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund’s operating expenses to 1.25% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund’s net expense ratio will be higher than 1.25% to the extent that the Fund incurs expenses excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$155	$827	$1,524	$3,379
Advisor	$355	$1,121	$2,001	$4,263

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$155	$827	$1,524	$3,379
Advisor	$255	$1,121	$2,001	$4,263

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 98.01% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment advisor, FolioMetrix, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective of capital appreciation by investing in no-load, institutional, and exchange-traded funds that are registered under the Investment Company Act of 1940 and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research, recommendations, and trading signals from investment model managers or other third-party research providers.

The Fund utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle.  The investments of the Fund and Portfolio Funds will be comprised of equity securities principally consisting of common stock, preferred stock, convertible preferred stock, convertible bonds, and warrants.  The Fund and Portfolio Funds will not be limited in their investments by market capitalization, and may invest in foreign securities, including foreign securities in emerging markets.  The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.

The Advisor uses a proprietary screening process to select Portfolio Funds and investment model managers.  The screening process includes analysis of price movements, historical prices, volatility, and other data.  This process leads to a full quantitative and qualitative due diligence analysis of an investment methodology that may be employed within the Fund.  The Advisor will seek to construct portfolios that achieve the Fund’s investment objective in the most efficient manner available given potential risks, cost, and nature of the investments being employed.

The Advisor will make decisions to sell a Portfolio Fund based on the Fund’s asset allocation model or if the Fund’s portfolio needs to be rebalanced.  Decisions by the Advisor to sell other portfolio securities will be based upon the research, recommendations, and trading signals received from investment model managers, or may be based upon a decision by the Advisor to no longer utilize a particular investment model manager due to the Advisor’s assessment of the integrity of the research.  As a result of the Fund’s tactical strategy, it may engage in active and frequent trading and have a relatively high level of portfolio turnover compared to other mutual funds.  Portfolio turnover will not be a limiting factor in making investment decisions.

The Fund may invest in options, futures contracts, and swaps for both speculative and hedging purposes.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of the Fund to various risks.  To the extent that the Fund invests in options, futures contracts, and swaps, it will segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss.  In addition, the Portfolio Funds may invest in derivative instruments (principally consisting of options, futures contracts, swaps, and short sales) and utilize leverage to acquire their underlying investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:

Fund of Funds Risk.  The Fund may operate as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including open-end mutual funds, closed-end funds, and exchange-traded funds.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate Fund assets among them.

Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds and other securities purchased by the Fund (growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Thus, the performance of the Fund may be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Quantitative Model Risk.  Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.

Other Equity Securities Risk.  In addition to shares of common stock, the equity securities held by the Fund and Portfolio Funds may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like shares of common stock, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.

Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-

cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Sector Risk.  If the Fund and Portfolio Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Futures Risk. Use of futures contracts by the Fund or the Portfolio Funds may cause the value of the Fund's shares to be more volatile.  Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.

Swaps Risk.  The Fund or the Portfolio Funds may enter into equity, interest rate, index, credit default, and currency rate swap agreements, or “swaps.”  Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk of that the counterparty may default on the obligation, and may be difficult to value.  Swaps may also be considered illiquid.

Risks from Purchasing Options.  If a call or put option purchased by the Fund or a Portfolio Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the entire investment in the option will be lost.  There is no assurance that a liquid market will exist when the Fund or a Portfolio Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Risks from Writing Options.  The Fund, as well as the Portfolio Funds in which it invests, may sell, or “write,” option contracts.  Writing option contracts can result in losses that exceed the initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security.  If this occurred, the option could be exercised and the underlying security would then be sold by the Fund or Portfolio Fund at a lower price than its current market value.  Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund or Portfolio Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund or Portfolio Fund at a higher price than its current market value.  There is no assurance that a liquid market will exist when the Fund or Portfolio Fund seeks to close out an option position.  Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The portfolio managers’ experience is discussed in the section of this prospectus entitled “Management of the Funds – Investment Advisor.”

New Fund Risk.  The Fund was formed in 2012.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Operating Risk.  The Fund’s administrator and Advisor have entered into an Operating Plan that facilitates the administrator’s assumption of the Fund’s regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

PERFORMANCE INFORMATION

Because the Fund has not been in operation for an entire calendar year, there is no Fund performance information to be presented here.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT

Investment Advisor. The Fund’s investment advisor is FolioMetrix, LLC.

Portfolio Managers.  The Fund’s portfolio managers are Steven Wruble, CFA, Greg Rutherford, and Chase Weaver, CFA.  Mr. Wruble is Chief Investment Officer and Portfolio Manager of the Advisor.  He joined the firm in 2011.  Mr. Rutherford is a co-founder of the firm and is currently the Managing Director and Portfolio Manager.  Mr. Weaver is a Portfolio Specialist and Portfolio Manager for the Advisor and has been with the firm since 2010.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment is $250 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should specify the class of shares and be sent to Rx Tactical Rotation Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI